UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 26, 2005


                             FORWARD AIR CORPORATION
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             (Exact name of registrant as specified in its charter)


          Tennessee                    000-22490                 62-1120025
----------------------------    ------------------------    --------------------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)

             430 Airport Road
          Greeneville, Tennessee                                  37745
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 (Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code: (423) 636-7000


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

SECTION 2.  FINANCIAL INFORMATION.

Item 2.02.     Results of Operations and Financial Condition.

     Attached as Exhibit 99.1 and incorporated herein by reference is a copy of a press release, dated July 26, 2005, announcing the financial results of Forward Air Corporation (the "Company") for the quarter ended June 30, 2005.

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT.

Item 5.02.     Departure  of  Directors  or  Principal  Officers;   Election  of
               Directors; Appointment of Principal Officers.

     The Company's Board of Directors has elected G. Michael Lynch to its Board of Directors, effective July 26, 2005. Mr. Lynch has been appointed to serve on the Board's Audit Committee. There are no arrangements or understandings between Mr. Lynch and any other persons pursuant to which Mr. Lynch was selected as a director. There have been no transactions since the beginning of the Company's last fiscal year, or any currently proposed transaction, or series of similar transactions, to which the Company was or is to be a party, in which the amount involved exceeds $60,000 and in which Mr. Lynch had, or will have, a direct or indirect material interest.


SECTION 9.  FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01.     Financial Statements and Exhibits.

     (c) Exhibits. The following exhibit is being furnished as part of this Report.


      Exhibit
       Number                          Description
     ----------   -------------------------------------------------------------
        99.1       Press Release of Forward Air Corporation dated July 26, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              FORWARD AIR CORPORATION


Date: July 26, 2005                           By:  /s/ Andrew C. Clarke
                                                   -----------------------------
                                                   Andrew C. Clarke
                                                   Chief Financial Officer
                                                   and Senior Vice President

                                  EXHIBIT INDEX

   No.                              Exhibit
----------  --------------------------------------------------------------------
  99.1      Press Release of Forward Air Corporation dated July 26, 2005.